UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 3, 2016

Boulevard Acquisition Corp. II

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-37561 (Commission File Number)	46-4583763 (I.R.S. Employer Identification Number)

399 Park Avenue, 6th Floor New York, NY (Address of principal executive offices)	10022 (Zip code)

(212) 878-3500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 3, 2017, Boulevard Acquisition Corp. II (the “Company”) received a notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) stating that the Company has not yet held an annual meeting of shareholders within 12 months of the end of the Company’s fiscal year end. As a result, the Company does not comply with Nasdaq Listing Rule 5620(a) (the “Annual Meeting Rule”). The Notice is only a notification of deficiency, not of imminent delisting, and has no current effect on the listing or trading of the Company’s securities on Nasdaq.

The Notice states that, under Nasdaq rules, the Company has 45 calendar days to submit a plan to regain compliance with the Annual Meeting Rule. The Company intends to submit a plan to regain compliance with the Annual Meeting Rule within the required timeframe. If Nasdaq accepts the Company’s plan, Nasdaq may grant the Company an extension of up to 180 calendar days from the fiscal year end, or until June 29, 2017, to regain compliance with the Annual Meeting Rule. If Nasdaq does not accept the Company’s plan, the Company will have the opportunity to appeal the decision in front of a Nasdaq Hearings Panel.

Information Concerning Forward-Looking Statements

The Company makes forward-looking statements in this report within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events. These statements may be preceded by, followed by or include the words “may,” “might,” “will,” “will likely result,” “should,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target” or similar expressions. These forward-looking statements are based on information available to the Company as of the date of this report and involve substantial risks and uncertainties. Actual results may vary materially from those expressed or implied by the forward-looking statements herein due to a variety of factors, including the Company’s ability to submit a plan to regain compliance satisfactory to Nasdaq and other risks and uncertainties set forth in the Company’s reports filed with the Securities and Exchange Commission. The Company does not undertake any obligation to update forward-looking statements as a result of new information, future events or developments or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:  January 5, 2017

Boulevard Acquisition Corp. II

By:	/s/ Thomas Larkin
Name: Thomas Larkin
Title: Chief Financial Officer